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                 SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15 (d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  July
22, 1997


                   United Security Bancorporation
         (Exact Name of Registrant as Specified in Charter)


          Washington           0-18561            91-1259511
          ----------           -------            ----------
(State or other jurisdiction   (Commission        (IRS
Employer Identi-
        of incorporation)       File Number)       fication
Number)

       9506 North Newport Highway, Spokane, Washington 99218-
1200
       -----------------------------------------------------
-----
            (Address of principal executive offices/Zip
Code)

   Registrant's telephone number, including area code:
(509) 467-6949
   ---------------------------------------------------------
----------

                      Item 5.  Other Events

United Security Bancorporation announced that it has received an insurance settlement of $637,000. In a Form 8-K filed on April 4, 1997 it announced that 1996 earnings had been adjusted for an embezzlement at its subsidiary, Home Security Bank. The $860,000 loss recorded for 1996 was the than identified principal and interest due to the embezzlement. The insurance settlement is a total recovery of the principal loss, less a $50,000 deductible. The press release is incorporated by reference as Exhibit 99.

99.     Press release dated July 22, 1997, issued by United
Security
        Bancorporation.

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                       EXHIBIT INDEX

Exhibit No.              Title
-----------              -----

99.                      Press release dated July 22, 1997,
                         issued by United Security
Bancorporation

SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 24, 1997

                         UNITED SECURITY BANCORPORATION

                         By:  /s/ Chad Galloway
                         ------------------------------
                         Name:    Chad Galloway
                         Title:   Vice President and
                                  Chief Financial Officer



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